UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ACV AUCTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACV Auctions Inc. Important Notice Regarding the Availability of Proxy Materials

P.O. BOX 8016, CARY, NC 27512-9903	Stockholders Meeting to be held on May 30, 2023

For Stockholders of record as of April 3, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ACVA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to
www.proxydocs.com/ACVA
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 19, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/ACVA	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

ACV Auctions Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Tuesday, May 30, 2023
Time:	4:00 PM, Eastern Time
Place:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/ACVA for more details

You must register prior to the meeting to attend the meeting online and/or participate at www.proxydocs.com/ACVA
SEE REVERSE FOR FULL AGENDA

ACV Auctions Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 4

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR

PROPOSAL

1.	Elect two Class II directors:

1.01 Eileen A. Kamerick

1.02 Brian Hirsch

2.	Approval, on a non-binding, advisory basis, of the compensation of our named executive officers,

3.	Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers, and

4.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.